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EXHIBIT 10.15

AVANT! CORPORATION 2001

STOCK BONUS PLAN

    Adopted August 13, 2001

    1.  Purposes.

      (a) The purpose of the Plan is to provide a means by which selected Directors of, Employees of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) stock bonuses and (ii) rights to purchase restricted stock, all as defined below.

      (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Directors of, Employees of or Consultants to the Company or an Affiliate and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) stock bonuses or (ii) rights to purchase restricted stock granted pursuant to Section 6 hereof.

    2.  Definitions.

      (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "Board" means the Board of Directors of the Company.

      (c) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept, or (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

      (d) "Code" means the Internal Revenue Code of 1986, as amended.

      (e) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (f)  "Company" means Avant! Corporation, a Delaware corporation.

      (g) "Consultant" means any natural person (or other person covered under Form S-8 promulgated under the Securities Act), including an advisor or other form of independent contractor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services (provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

      (h) "Continuous Service" means that the service of an individual with the Company or an Affiliate, whether as a Director, Employee or Consultant, is not interrupted or terminated. An individual's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the individual renders services to the Company or an Affiliate as a Director, Employee or Consultant or a change in the entity for which the individual renders such service, provided that there is no interruption or termination of the individual's Continuous Service. The Board, the Committee or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave, or any other personal leave.

      (i)  "Corporate Transaction" means either of the following stockholder approved transactions to which the Company is a party: (i) a sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or (ii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction.

      (j)  "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (k) "Director" means a member of the Board, whether or not an Employee.

      (l)  "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code.

      (m) "Employee" means any common law employee of the Company or any Affiliate. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute status as an Employee.

      (n) "Exchange Act" means the Exchange Act of 1934, as amended.

      (o) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

        (1) If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the day of determination (if the day of determination is not a market trading day, then the last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Board deems reliable.

        (2) In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

      (p) "Officer" means a person who is an "officer" as defined in Rule 16a-1(f) promulgated under the Exchange Act, and any other Employee or Consultant who is designated as an "officer" by the Board.

      (q) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      (r) "Plan" means this 2001 Stock Bonus Plan.

      (s) "Rule 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (t)  "Section 16 Insider" shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the Exchange Act.

      (u) "Securities Act" means the Securities Act of 1933, as amended.

      (v) "Stock Award" means any right granted under the Plan, including any stock bonus or right to purchase restricted stock.

      (w) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    3.  Administration.

      (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

        (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (3) To amend the Plan or a Stock Award as provided in Section 11.

        (4) To terminate or suspend the Plan as provided in Section 12.

        (5) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company pursuant to the provisions of the Plan.

      (c) The Board may delegate administration of the Plan to a Committee of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

    4.  Shares Subject To The Plan.

      (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed:

           (i) 5,000,000 shares of the Company's common stock; plus

          (ii) additional shares of the Company's common stock, to the extent authorized by the Board or Committee, that are reacquired by the Company in the open market or in private transactions.

  Notwithstanding the foregoing, the number of shares of the Company's common stock available for issuance under the Plan shall automatically increase by 1,000,000 shares on the first day of each calendar year during the term of the Plan, beginning with the 2002 calendar year.

      (b) If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. In addition, any shares that are acquired upon exercise that are subsequently repurchased by the Company pursuant to its repurchase rights under the Plan will also be available for subsequent issuance under the Plan. Additionally, any shares withheld from a Stock Award to cover the Company's federal, state or local tax withholding obligations shall be deemed to be returned to the Plan and again become available for issuance under the Plan, subject to filing requirements with the Securities and Exchange Commission. All other shares issued under the Plan will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan.

    5.  General Limitation on Stock Awards. In no event shall more than forty-five percent (45%) of the shares issuable under the Plan be issued to Section 16 Insiders. The maximum number of shares that may be granted to any individual recipient pursuant to awards in any given fiscal year is 2,250,000.

    6.  Terms of Stock Bonuses and Rights to Purchase Restricted Stock. Each stock bonus or right to purchase restricted stock shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonuses or rights to purchase restricted stock may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or right to purchase restricted stock shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions, as appropriate:

      (a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the Fair Market Value on the date such Stock Award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

      (b) Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable only by will or the laws of descent and distribution, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

      (c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement (however, payment of the common stock's "par value" as defined in the Delaware General Corporation Law shall not be made by deferred payment), or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

      (d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

      (e) Termination of Employment, Directorship or Consulting Relationship. In the event a person's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the unvested shares of stock held by that person pursuant to the terms of the applicable Stock Award Agreement.

    7.  Covenants Of The Company.

      (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

      (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

    8.  Use Of Proceeds From Stock. Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

    9.  Miscellaneous.

      (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (b) Neither a Director, nor an Employee nor a Consultant nor any person to whom a Stock Award is transferred under subsection 6(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

      (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Director, Employee or Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue serving as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or any Affiliate.

      (d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the holder of the Stock Award to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting a Stock Award to such person or permitting the holder of the Stock Award to exercise the Stock Award. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of Company common stock. Notwithstanding the foregoing, the Company shall not be authorized to withhold shares of Common Stock at rates in excess of the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

    10. Adjustments Upon Changes In Stock.

      (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

      (b) Corporate Transaction. All of the outstanding repurchase rights under the Plan shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

      (c) Change in Control.  The Board shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Company's repurchase right remains outstanding, to provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control.

    11. Amendment of the Plan and Stock Awards.

      (a) The Board at any time, and from time to time, may amend the Plan.

      (b) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

      (c) The Board at any time, and from time to time, may amend the terms of any Stock Award; provided, however, that the rights and obligations thereunder shall not be impaired by any such amendment unless the person to whom such Stock Award was granted consents in writing.

    12. Termination or Suspension of The Plan.

      (a) The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

    13. Compliance with Applicable Law. It is the express intent of the Company that the Plan complies in all respect with all applicable provisions of state and federal law, including without limitation the Delaware Corporation Law to the extent applicable to Company. It is the express intent of the Company that when any equity security of the Company is registered pursuant to Section 12 of the Exchange Act, this Program shall comply in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, the holder of a Stock Award who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of the Plan or any agreement relating to any Stock Award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessarily to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such holder of a Stock Award shall avoid liability under Section 16(b) and the Plan shall comply as then applicable to any such transaction. Unless otherwise provided in any Stock Award to any person who is or may thereafter be subject to Section 16 of the Exchange Act, the approval of such grant or award shall include the approval of the disposition of the Company of Company equity securities for the purposes of satisfying the payment of the exercise or purchase price or tax withholding obligations related to such grant or award within the meaning of Rules 16a-1(c)(3) and 16b-3(e).

    14. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Stock Awards under the Plan. Neither the

Company, nor its Affiliates, the Board or the Committee shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a holder of a Stock Award or any other person. To the extent a holder of a Stock Award or any other person acquires a right to receive payment pursuant to an award under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

    15. Effective Date Of Plan. The Plan shall become effective on the date on which it is adopted by the Board.

    16. Choice of Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

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  EXHIBIT 10.15
AVANT! CORPORATION 2001 STOCK BONUS PLAN